     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

MERRILL LYNCH MORTGAGE
CAPITAL, INC.
THE ASSIGNOR


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE
LENDING, INC.,
THE ASSIGNEE


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


PHH MORTGAGE CORPORATION,
THE SERVICER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                                   EXHIBIT 99.19

             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

                           dated as of March 27, 2001

                                     between

                 MERRILL LYNCH MORTGAGE CAPITAL INC., Purchaser

                                       and

                        CENDANT MORTGAGE CORPORATION and

                    BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST

             (formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST)

                                     Sellers

ARTICLE I: DEFINITIONS....................................................     1
   Section 1.01  Defined Terms............................................     1

ARTICLE II:  SALE AND CONVEYANCE OF MORTGAGE LOANS;POSSESSION OF MORTGAGE
             FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN
            DOCUMENTS.....................................................     8
   Section 2.01  Sale and Conveyance of Mortgage Loans....................     8
   Section 2.02  Possession of Mortgage Files.............................     9
   Section 2.03  Books and Records........................................    10
   Section 2.04  Defective Documents; Delivery of Mortgage Loan
                 Documents................................................    10
   Section 2.05  Transfer of Mortgage Loans...............................    11

ARTICLE III: REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER;
             REPURCHASE; REVIEW OF MORTGAGE LOANS.........................    12
   Section 3.01  Representations and Warranties of each Seller............    12
   Section 3.02  Representations and Warranties of the Servicer...........    13
   Section 3.03  Representations and Warranties as to Individual Mortgage
                 Loans....................................................    14
   Section 3.04  Repurchase...............................................    19
   Section 3.05  Certain Covenants of each Seller and the Servicer........    20

ARTICLE IV: REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND
            CONDITIONS PRECEDENT TO FUNDING...............................    21
   Section 4.01  Representations and Warranties...........................    21
   Section 4.02  Conditions Precedent to Closing..........................    22

ARTICLE V: ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.................    23

   Section 5.01  Cendant Mortgage to Act as Servicer; Servicing Standards:
                 Additional Documents. Consent of the Purchaser...........    23
   Section 5.02  Collection of Mortgage Loan Payments.....................    24
   Section 5.03  Reports for Specially Serviced Mortgage Loans and
                 Foreclosure Sales........................................    25
   Section 5.04  Establishment of Collection Account; Deposits in
                 Collection Account.......................................    25
   Section 5.05  Permitted Withdrawals from the Collection Account........    26
   Section 5.06  Establishment of Escrow Accounts: Deposits in Escrow.....    27
   Section 5.07  Permitted Withdrawals From Escrow Accounts...............    27
   Section 5.08  Payment of Taxes, Insurance and Other Charges:
                 Maintenance of Primary Insurance Policies; Collections
                 Thereunder...............................................    27
   Section 5.09  Transfer of Accounts.....................................    28
   Section 5.10  Maintenance of Hazard Insurance..........................    28
   Section 5.11  Maintenance of Mortgage Impairment Insurance Policy......    29
   Section 5.12  Fidelity Bond; Errors and Omissions Insurance............    29
   Section 5.13  Management of REO Properties.............................    30
   Section 5.14  Sale of Specially Serviced Mortgage Loans and REO
                 Properties...............................................    31
   Section 5.15  Realization Upon Specially Serviced Mortgage Loans and
                 REO Properties...........................................    32